UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

8383 Preston Center Plaza
Suite 360
Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Gary B. Wood, President
8383 Preston Center Plaza, Suite 360 Dallas, TX 75225
 (Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

SEMI-ANNUAL REPORT
Dated March 31, 2020
(Unaudited)

Dear Shareholders,

Concorde Wealth Management Fund (“CONWX” or the “Fund”), managed by Concorde Investment Management, generated a net return of -12.34% for the six-month period ended March 31, 2020. This compared to the various equity, fixed income and blended indices below. The Fund continued to transition to the new balanced objective that became effective during late summer 2016. The Fund also began adding in the private equity and semi-private equity holdings that were part of our goal with the reorganization. Asset allocations as of March 31, 2020 were approximately 48% equities, including 6% in private equity, 29% in fixed income and cash equivalents and 16% in defensive/non-equity market correlated securities.

	Six Months Ended		Annualized	Annualized
	March 31, 2020	1 Year Ended	5 Years Ended	10 Years Ended
	(Unaudited)	March 31, 2020	March 31, 2020	March 31, 2020
Concorde Wealth Management Fund	-12.34%	-11.25%	-0.03%	4.76%
Concorde Wealth Management
Blended Index	-8.20%	-4.00%	2.67%	5.41%
Bloomberg Barclays U.S. Aggregate
Bond Index	3.33%	8.93%	3.36%	3.88%
Russell 1000 Value Index	-21.30%	-17.17%	1.90%	7.67%

Note: The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Barclays Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year Treasuries, and 5% commodities represented by Barclays U.S. Treasury Inflation Protection Security. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Barclays Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass throughs), asset backed securities, and commercial mortgage backed securities.

Sector and Stock Performance Discussion

Information

Holdings in the information sector were generally detractors from Fund performance during the first half.  CenturyLink, Inc., Comcast Corp. and Discovery Communications, Inc. all decreased approximately 20-30% despite good company results reported for the third and fourth quarters of 2019.  Microsoft Corp. stock rose 14% as investors supported the business model being able to perform well during the current market weakness.  Trends in Microsoft businesses, particularly cloud, have been strong in recent reporting periods.

Utilities

Kinder Morgan, Inc. the only holding listed in the utility sector, dropped around 31% with most of this occurring in early 2020.  Kinder Morgan, Inc. had outperformed the broad energy sector during 2019 but weakened as commodity prices dropped in late 2019 and early 2020.  Kinder Morgan has strengthened its balance sheet over the last 3 years and had a large portion of its pipeline business structured to perform well even in a lower volume environment.

Mining, Quarrying & Oil & Gas Extraction

Two primary holdings in Mining, Quarrying &Oil & Gas Extraction, Halliburton Co. and Cimarex Energy Co., were detractors to performance as energy stocks in general were weak even prior to the economic shock that hit in February and March 2020.  Both positions were sold in March 2020 and replaced by Schlumberger Ltd. and Pioneer Natural Resources Co.  We believe these two companies are in a position to navigate the current health and energy scenarios better than the prior holdings.  Franco-Nevada Corp., a royalty-based company with significant interests in gold properties and smaller interests in other precious and industrial metals and energy. Franco-Nevada Corp. contributed a low double-digit positive return as gold exposure was an asset sector that held up well, particularly in March 2020.

Real Estate & Rental & Leasing

The Howard Hughes Corporation, the only pure real estate holding in the Fund, detracted from overall performance as the stock fell over 50% for the six-month period ended March 31, 2020.  Concerns include the transition to a new top management group, large investments in master planned communities in the energy-oriented state of Texas, and the uncertainty of the timing for continued condominium and commercial real estate development of other company assets.  With a long-term perspective, we believe the current market pricing is well below a conservative liquidation valuation.

Finance & Insurance

Aon PLC, a long-term Fund holding, performed better than the equity indices, however was still a modest detractor to overall Fund returns.  Aon PLC may be impacted by general economic weakness, but they are a market leader in providing consulting services involving risk, health and reinsurance for major corporations. These requirements typically remain stable even during difficult business cycles.  The Fund initiated a position in March 2020 in JPMorgan Chase & Co. as valuations appear attractive in the banking area for a group that enters this period in a very strong capital position.

Transportation & Warehousing

Union Pacific Corp., one of the Fund’s core holdings, held up reasonably well despite contributing a 12% total return loss.  Short-term carloading activity levels will likely diminish, however there had been slowing even prior to the first calendar quarter of 2020 and fuel cost reductions will help offset revenue weakness.  Another March 2020 acquisition for the Fund is Southwest Airlines Co.  The time frame for resumption of near normal activity is certainly unknown, however the focus on domestic travel with one of the strongest balance sheets and lowest cost structures provided the rationale for an initial modest position.

Retail Trade

    The Retail Trade sector contains a variety of holdings including Amazon.com, Inc., Hanesbrands, Inc., Lowe’s Companies, Inc. (“Lowe’s”) and the TJX Companies, Inc (“TJX”).  Lowe’s and TJX both contributed near equity index performance in the negative 13 to 20% range, but we believe Lowe’s should maintain close to expected revenue activity even during the partial domestic shut down.  TJX should be a beneficiary of additional stress in the general retail market as they will be able to source an even greater variety of quality excess inventory utilizing their time proven capabilities.  Hanesbrands, Inc. has had mixed results over the last 2 years, however international and activewear have been growing strongly.The domestic basics business has been a concern with flat sales as it is among the most profitable business segments.  Also, the stock likely fell as a result of the leverage on the balance sheet, although free cash flow is strong, and a significant amount of debt has been reduced in recent years.  Amazon.com, Inc. stock rose around 12% and was one of the few to do so over the time period.  Besides already outperforming cloud services and retail segments, the home delivery capabilities have proven a true asset in reinforcing loyalty and providing a platform for expansion into the future.

Manufacturing

This sector includes a wide variety of industry exposures, including Fortune Brands Home & Security, Inc., Johnson & Johnson, The Hershey Company and new holdings AbbVie, Inc., Exxon Mobil Corp., and The Boeing Company.  Fortune Brands Home & Security, Inc. and The Hershey Co. both detracted modestly from performance as the stocks fell with the overall market in February and March 2020.  Both had reported very good results for calendar year 2019.  Johnson & Johnson stock rose around 2% for the period, as many of their business segments should stand up well in a slowdown.  We purchased AbbVie, Inc. and sold long term holding Allergan PLC before the anticipated merger of the two companies, electing to establish a full position ahead of the transaction in a combined business that should do well by providing important health care solutions.  Exxon Mobil Corp. was purchased to partially replace reductions in other energy holdings in order to maintain exposure with a business that is in good position to weather the current energy industry distress.

Position Changes – Common Stocks

For the six months ended March 31, 2020 the major position changes in common stocks were as follows. The following common stock positions were sold: Allergan PLC, Chubb Ltd., Cimarex Energy Co., Dow, Inc., Halliburton Co., Oracle Corporation, PBF Energy, Inc. and Unilever N.V. The following common stock positions were initiated:  JPMorgan Chase & Co., The Walt Disney Company, Vivendi SA, The Boeing Company, Pioneer Natural Resources Co., Schlumberger Ltd. and Southwest Airlines Co.

Closed-End Funds

Pioneer ILS Interval Fund is a non-diversified, closed-end fund, which invests primarily in insurance-linked securities (“ILS”).  ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The initial investment was made in August 2018 and the investment returned 1.44% % during the quarter ended March 31, 2020 and returned 0.74% for the six months ended March 31, 2020.

Open-End Funds

The Fund held investments in four open-end mutual funds at March 31, 2020. The investments are positioned in the real estate, global fixed income, and international equity sectors.  All four funds had negative total returns despite significant income distributions, however the Morgan Stanley Global Fixed Income Opportunities Fund benefited overall Fund returns despite a modest single digit loss.  Cohen & Steers Global Realty Shares, Inc. fell 22% as public real estate investment trust

(“REIT”) shares fell along with the total market and the outlook became cloudier.  This fund held up well as their emphasis on healthcare, warehouse and infrastructure-oriented REITs outperformed.  The two international equity holdings, Deutsche CROCI International Fund and JPMorgan International Unconstrained Equity Fund, both fell with the developed international indices.

Private Funds

The three private equity investments held in the Fund at March 31, 2020 are Partners Group Private Equity (Master Fund) LLC – Class I (“Partners Group”), LLR Equity Partners V, L.P. (“LLR V”) and LRVHealth, L.P. (“LRVHealth”). Partners Group is a $2.5 billion fund diversified by strategy, region, and industry.  Partners Group started operations in 2010 and has an 8+ year track record, quarterly tender offers, establishes a new net asset value monthly so that it is able to track performance, has no capital calls, and has immediate exposure to a mature portfolio. Partners Group is 67% allocated towards North America, 25% to Europe, and 6% to Asia-Pacific region. The Fund has invested $500k in Partners Group and the investment had a return of 2.3% for the six months ended March 31, 2020.

LLR Partners is a lower middle market private equity firm committed to creating long-term value by growing portfolio companies. They invest in a targeted set of industries, with a focus on technology and services businesses. Founded in 1999 and with more than $3 billion raised across five funds, LLR Partners is a flexible provider of capital for growth, recapitalizations and buyouts. LLR V is a $1 billion fund that the Fund has committed $1 million to invest. The Fund has had 70% of its commitment called and the investment returned 21.7% for the six months ended March 31, 2020.  These types of investments take longer to perform given the nature of the portfolio. LLR V has 21 investments (up from 13 one year ago).

The Fund also has a third commitment to a health care related venture firm called LRVHealth. LRVHealth is an “Inside Healthcare” venture capital platform that was established in 2000 by an experienced team of healthcare investors, operators and advisors. LRVHealth’s investors include leading provider, payer, and vendor organizations who collaborate to identify, invest in, and adopt innovative solutions to the industry’s most pressing needs. The Fund has committed $500,000 to LRVHealth and has had 20% of the capital called thus far.

U.S. Government & Agency Obligations

Holdings of U.S. Treasury Notes and Agencies contributed positively to performance as yields dropped as of March 31, 2020, despite a brief increase in rates in mid-March as a result of liquidity issues in fixed income markets.  The very short-term average maturity of Fund holdings limited the appreciation provided by this segment.

Corporate Bonds

The individual primarily investment grade holdings generated an approximate 3% total return loss for the six months ended March 31, 2020, including pricing drops in March as spreads to treasury yields widened for all corporate credit instruments.  During this period, we sold our full position in the Wells Fargo & Co., Series M, 3.45% 2/13/20 bond at a gain over almost 4 years and we increased our position in the JPMorgan 4.625% callable 11/01/22 bond at a discount in March 2020.  The Discover Financial Services and Fiserv, Inc. bonds provided the best relative returns from the group.

Thank you for your continued support.  We will continue to strive for the highest professional standards of performance and stewardship in the management of the Fund.

Best regards,

Gregory B. Wood
Chief Compliance Officer
Concorde Investment Management

Gary B. Wood
President
Concorde Investment Management

John A. Stetter
Portfolio Manager
Concorde Investment Management

CONCORDE WEALTH MANAGEMENT FUND
PORTFOLIO HOLDINGS BY SECTOR

March 31, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of March 31, 2020.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

March 31, 2020 (Unaudited)

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
COMMON STOCKS - 45.98%
CONSTRUCTION
Brookfield Asset Management, Inc. - Class A (a)	3,703	$163,858	0.74%

FINANCE & INSURANCE
Aon PLC (a)	2,000	330,080	1.48
JPMorgan Chase & Co.	4,000	360,120	1.62
		690,200	3.10

HEALTH CARE
Encompass Health Corp.	7,000	448,210	2.01

INFORMATION
CenturyLink, Inc.	30,500	288,530	1.30
Comcast Corp. - Class A	9,800	336,924	1.52
Discovery Communications, Inc. (b)	18,000	315,720	1.42
Microsoft Corp.	6,700	1,056,657	4.75
The Walt Disney Co.	3,700	357,420	1.60
Vivendi SA - ADR (a)	10,500	227,220	1.02
		2,582,471	11.61

MANUFACTURING
AbbVie, Inc.	4,500	342,855	1.54
Exxon Mobil Corp.	6,400	243,008	1.09
Fortune Brands Home & Security, Inc.	8,500	367,625	1.65
Johnson & Johnson	2,500	327,825	1.48
The Boeing Co.	2,300	343,022	1.54
The Hershey Co.	2,590	343,175	1.54
Valero Energy Corp.	3,400	154,224	0.69
		2,121,734	9.53

MINING, QUARRYING & OIL & GAS EXTRACTION
Franco-Nevada Corp. (a)	5,600	557,312	2.50
Pioneer Natural Resources Co.	4,750	333,213	1.50
Schlumberger Ltd.	11,200	151,088	0.68
		1,041,613	4.68

REAL ESTATE & RENTAL & LEASING
The Howard Hughes Corp. (b)	3,500	176,820	0.80

RETAIL TRADE
Amazon.com, Inc. (b)	220	428,938	1.93
Hanesbrands, Inc.	30,000	236,100	1.06

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2020 (Unaudited)

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
COMMON STOCKS (continued)
RETAIL TRADE (continued)
Lowe’s Companies, Inc.	4,500	$387,225	1.74%
The TJX Companies, Inc.	7,500	358,575	1.61
		1,410,838	6.34

TRANSPORTATION & WAREHOUSING
Southwest Airlines Co.	5,800	206,538	0.93
Union Pacific Corp.	5,600	789,824	3.55
		996,362	4.48

UTILITIES
Kinder Morgan, Inc.	21,000	292,320	1.31

WHOLESALE TRADE
DuPont de Nemours, Inc.	9,000	306,900	1.38
TOTAL COMMON STOCKS (Cost $8,380,158)		10,231,326	45.98

EXCHANGE TRADED FUNDS - 5.28%
PIMCO Enhanced Short Maturity Active
Exchange-Traded Fund	2,000	197,960	0.89
Sprott Physical Gold Trust (a)(b)	74,500	977,440	4.39
TOTAL EXCHANGE TRADED FUNDS (Cost $961,650)		1,175,400	5.28

CLOSED-END FUNDS - 5.48%
PIMCO Flexible Credit Income Fund - Institutional Class (f)	47,619	365,718	1.64
Pioneer ILS Interval Fund (f)	101,112	853,387	3.84
TOTAL CLOSED-END FUNDS (Cost $1,500,000)		1,219,105	5.48

OPEN-END FUNDS - 5.46%
Cohen & Steers Global Realty
Shares, Inc. - Institutional Class	5,465	235,863	1.06
Deutsche CROCI International Fund - Class S	8,148	285,898	1.29
JPMorgan International Unconstrained
Equity Fund - Institutional Class	19,343	347,408	1.56
Morgan Stanley Global Fixed Income
Opportunities Fund - Institutional Class	65,259	344,565	1.55
TOTAL OPEN-END FUNDS (Cost $1,397,292)		1,213,734	5.46

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2020 (Unaudited)

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
PRIVATE FUNDS - 5.62%
LLR Equity Partners V, L.P. (e)(f)	740,000	$686,475	3.09%
LRVHealth, L.P. (b)(e)(f)	100,000	87,118	0.39
Partners Group Private Equity
(Master Fund) LLC - Class I (e)(f)	89,425	476,982	2.14
TOTAL PRIVATE FUNDS (Cost $1,286,609)		1,250,575	5.62

REITS - 2.70%
REAL ESTATE & RENTAL & LEASING
Medical Properties Trust, Inc.	22,000	380,380	1.71
VEREIT, Inc.	45,000	220,050	0.99
TOTAL REITS (Cost $566,805)		600,430	2.70

ROYALTY TRUST - 4.10%
CONSTRUCTION
Texas Pacific Land Trust	2,400	912,024	4.10
TOTAL ROYALTY TRUST (Cost $332,446)		912,024	4.10

CORPORATE BONDS - 6.05%
FINANCE & INSURANCE
Discover Financial Services, 3.850%, 11/21/2022	200,000	204,162	0.92
Ford Motor Credit Co. LLC, 3.550%, 05/20/2021	150,000	137,858	0.62
JPMorgan Chase & Co., 4.625% to 11/01/2022 then
3 Month LIBOR USD + 2.580%, Perpetual (g)	375,000	330,000	1.48
		672,020	3.02

INFORMATION
Fiserv, Inc., 3.500%, 10/01/2022	200,000	201,454	0.91

MINING, QUARRYING & OIL & GAS EXTRACTION
Freeport-McMoRan, Inc., 3.550%, 03/01/2022	150,000	144,937	0.65

RETAIL TRADE
CVS Health Corp., 3.700%, 03/09/2023	100,000	103,867	0.47
Hanesbrands, Inc., 4.625%, 05/15/2024 (d)(f)	225,000	222,750	1.00
		326,617	1.47
TOTAL CORPORATE BONDS (Cost $1,372,803)		1,345,028	6.05

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2020 (Unaudited)

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 15.92%
United States Treasury Notes
1.875%, 01/31/2022	1,600,000	$1,648,563	7.41%
2.250%, 11/15/2024	1,000,000	1,085,859	4.88
2.625%, 08/31/2020	800,000	808,312	3.63
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $3,377,869)		3,542,734	15.92

SHORT-TERM INVESTMENT - 3.42%
MONEY MARKET FUND
Morgan Stanley Institutional Liquidity Funds -
Government Portfolio, 0.25% (c)	760,763	760,763	3.42
TOTAL SHORT-TERM INVESTMENT (Cost $760,763)		760,763	3.42

Total Investments (Cost $19,936,395) - 100.01%		22,251,119	100.01
Liabilities in Excess of Other Assets - (0.01)%		(2,059)	(0.01)
TOTAL NET ASSETS - 100.00%		$22,249,060	100.00%
______________
ADR American Depository Receipt
PLC Public Limited Company
REIT Real Estate Investment Trust
(a)	Foreign issued security listed directly on a U.S. securities exchange.
(b)	Presently non-income producing.
(c)	This security has a fluctuating yield; rate disclosed is the 7-day yield as of March 31, 2020.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Securities for which market quotations are not readily available are valued at fair value determined by the Advisor. Such values are approved on a quarterly basis by the Board of Directors.
(f)	Restricted securities may be subject to restrictions on disposition imposed by the issuer. At March 31, 2020, restricted securities represented 12.10% of net assets of the Fund.
(g)	Variable rate security; rate disclosed is the current rate as of March 31, 2020.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

ASSETS
Investments in securities, at fair value (cost $19,936,395)	$22,251,119
Dividends and interest receivable	65,857
Prepaid expenses	4,624
TOTAL ASSETS	22,321,600
LIABILITIES
Investment advisory fee payable	15,694
Accrued audit fees	14,750
Accrued directors fees	644
Accrued other expenses	41,452
TOTAL LIABILITIES	72,540
NET ASSETS	$22,249,060

Composition of Net Assets:
Net capital paid in on shares of capital stock	$20,783,128
Total distributable earnings	1,465,932
NET ASSETS	$22,249,060
Capital shares outstanding	1,664,945
Net asset value, offering price and redemption price per share	$13.36

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF OPERATIONS

For the Six Month Period Ended March 31, 2020 (Unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $1,443)	$308,793
Interest	86,576
Total investment income	395,369
Expenses
Investment advisory fees (Note 6)	103,244
Professional fees	29,552
Administration fees (Note 7)	22,325
Sub-transfer agent fees (Note 7)	15,309
Fund accounting fees (Note 7)	12,868
Transfer agent fees (Note 7)	8,059
Printing, postage and delivery	7,316
Insurance expense	3,651
Custody fees (Note 7)	2,877
Directors fees and expenses	1,812
Federal and state registration fees	490
Other expenses	7,738
Total expenses	215,241
NET INVESTMENT INCOME	180,128
REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gain (loss) from:
Investments	(783,088)
Written options	18,114
Capital gain distributions from investment companies	19,635
(745,339)
Net decrease in unrealized appreciation on:
Investments	(2,572,407)
NET REALIZED AND UNREALIZED LOSS	(3,317,746)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,137,618)

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2020	Year Ended
	(Unaudited)	Sept. 30, 2019
DECREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$180,128	$150,865
Net realized gains (losses)	(745,339)	625,441
Net decrease in unrealized appreciation on:
Investments	(2,572,407)	(978,186)
Net decrease in net assets resulting from operations	(3,137,618)	(201,880)
DISTRIBUTIONS TO SHAREHOLDERS	(564,224)	(1,114,431)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	649,619	2,134,516
Dividends reinvested	564,224	1,114,431
Cost of shares redeemed	(719,501)	(2,099,260)
Net increase in net assets derived from capital share transactions	494,342	1,149,687
Total decrease in net assets	(3,207,500)	(166,624)
NET ASSETS
Beginning of period	25,456,560	25,623,184
End of period	$22,249,060	$25,456,560
CHANGES IN SHARES OUTSTANDING
Shares sold	40,918	140,595
Shares issued in reinvestment of distributions	35,089	76,070
Shares redeemed	(45,303)	(136,428)
Net increase	30,704	80,237

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,
	2020(1)	Year Ended September 30,
	(Unaudited)	2019	2018	2017	2016(2)	2015(2)
PER SHARE OPERATING
PERFORMANCE:
(for a share of capital stock outstanding
throughout the period):
Net asset value, beginning of period	$15.58	$16.49	$15.13	$14.29	$13.79	$16.50
Income (loss) from investment operations:
Net investment income (loss)(3)	0.11	0.09	0.06	(0.04)	(0.06)	(0.07)
Net realized and unrealized gain (loss)
on investment transactions	(1.98)	(0.29)	1.67	0.91	1.40	(1.29)
Total from investment operations	(1.87)	(0.20)	1.73	0.87	1.34	(1.36)
Less distributions from:
Net investment income	(0.22)	(0.06)	—	—	—	—
Net realized gains	(0.13)	(0.65)	(0.37)	(0.03)	(0.84)	(1.35)
Total distributions	(0.35)	(0.71)	(0.37)	(0.03)	(0.84)	(1.35)
Net asset value, end of period	$13.36	$15.58	$16.49	$15.13	$14.29	$13.79
TOTAL RETURN	(12.34)%	(0.91)%	11.75%	6.07%	10.12%	(8.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$22,249	$25,457	$25,623	$20,591	$17,982	$9,138
Ratio of expenses to average net assets	1.67%	1.68%	1.70%	1.83%	2.48%	2.28%
Ratio of net investment income (loss)
to average net assets	1.40%	0.60%	0.39%	(0.25)%	(0.44)%	(0.40)%
Portfolio turnover rate	16%	24%	20%	40%	28%	57%
______________

(1)	Other than the ratios of expenses and net investment income (loss) to average net assets, financial highlights have not been annualized.
(2)
For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Concorde Value Fund, the “Predecessor Fund” (See Note 1 in the accompanying notes to these financial statements).

(3)	Based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial highlights.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies

NATURE OF BUSINESS AND REORGANIZATION

Concorde Wealth Management Fund (the “Fund”), is a diversified separate series of Concorde Funds, Inc. (the “Company”). Each series of the company is organized as a class of common stock under the Company’s articles of incorporation. The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series. The Company may establish multiple series, each of which would be organized as a class of common stock under the Company’s articles of incorporation. The Company presently has no series other than the Fund.

The primary investment objective of the Fund is to seek total return, from both appreciation of value and generation of current income, within the context of preservation of capital. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information.

On July 22, 2016 the shareholders of the Concorde Value Fund, a diversified former separate series of the Company, (the “Predecessor Fund”), approved a Plan of Acquisition and Liquidation (the “Reorganization”) between the Fund and the Predecessor Fund. Pursuant to the Reorganization, the Fund acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund after the close of business on July 22, 2016. The Fund issued 681,656 shares in exchange for the net assets of the Predecessor Fund valued at $9,666,396. The Fund had no assets, liabilities, shares issued or operations prior to the Reorganization. As a result of the Reorganization, the Predecessor Fund ceased to operate and its shareholders became shareholders of the Fund.  The primary investment objective of the Predecessor Fund was to produce long-term growth of capital. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Predecessor Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in Note 2.

FEDERAL INCOME TAXES

The Company’s policy is to continue to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended(the “Internal Revenue Code”) that are applicable to

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

regulated investment companies and to distribute all its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no Federal income tax or excise provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Also, due to the timing of dividend distributions, the year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Permanent book and tax basis differences, if any, result in reclassifications to certain components of net assets. These reclassifications have no effect on net assets, results of operations or net asset value (“NAV”) per share.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Fund for the prior three years are open for examination.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the trade date, the day securities are purchased or sold. Realized gains and losses from securities transactions are reported on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are determined in accordance with Federal income tax regulations and recorded on the ex-dividend date. The Fund intends to distribute all of its net investment income, if any, as dividends to its shareholders on an annual basis. The Fund intends to distribute all of its capital gains, if any, as dividends to its shareholders on an annual basis. Distributions from net investment income and capital gains, if any, are generally declared and paid in December. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or capital gains may differ from their ultimate treatment for Federal income tax purposes. These “book/tax” differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for Federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPTION WRITING

To generate additional income or hedge against a possible loss in the value of securities it holds, the Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The objective, as stated above, is to hedge against a possible decline in the value of securities or to generate additional income when certain securities are locked in a trading range.  With regards to hedging against a possible decline, the Fund may sell covered calls with strike prices below the price of a security at the time of writing the call.  Regarding additional income, the Fund will sell calls on certain securities that are within a trading range, generally selling calls on securities where the strike prices are above the current market price of the subject security.

NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has evaluated the impact of this guidance to the Fund and modified the Fund’s fair value measurements for the current reporting period accordingly.

COMMITMENTS

On February 23, 2018, the Fund executed an agreement to invest in LLR Equity Partners V, L.P., a limited partnership. The capital commitment of this investment is $1,000,000. The remaining commitment as of March 31, 2020, is $260,000 and distributions subject to recall total $34,211.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

On March 15, 2019, the Fund executed an agreement to invest in LRVHealth, L.P., a limited partnership. The capital commitment of this investment is $500,000. The remaining commitment as of March 31, 2020, is $400,000.

Note 2 – Securities Valuation

The Company’s Board of Directors (the “Board”) has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Company’s investment advisor, Concorde Financial Corporation d/b/a Concorde Investment Management (“Concorde” or the “Advisor”) to apply those methods in making fair value determinations. All fair value determinations made by Concorde are subject to oversight by the Board.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value in accordance with U.S. GAAP and requires disclosure about fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. The three levels of inputs are as follows:

Level 1 -	Quoted unadjusted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability and would be based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, usually common stocks, foreign issued common stocks, exchange traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, master limited partnerships and preferred stocks traded on a national securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mutual Funds – Mutual funds, including open and closed-end funds, are generally priced at the ending NAV provided by the service agent of the mutual funds and are categorized in Level 1 of the fair value hierarchy.

Investment funds that are private funds can be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a private fund does not report a value to the Fund on a timely basis, the Advisor, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent NAV reported by the private fund, as well as any other relevant information available at the time the Fund values its investments. It is anticipated that fair value, portfolio holdings and other value information of the private funds could be available on no more than a semi-annual basis, with up to a 90 day lag. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the private fund at the time of valuation or to adjust the value to reflect a premium or discount. Certain investment funds may include adjustments made subsequent to period end related to subsequent valuation information obtained. Therefore, the net assets and NAV reflected for financial statement purposes may differ from the reported NAV of the Fund as of March 31, 2020. Investment funds are categorized in Level 3 of the fair value hierarchy unless measured at fair value using the NAV per share (or its equivalent) practical expedient in which case are not categorized in the fair value hierarchy.

Debt Securities – Bonds, notes, and U.S. government and agency obligations are valued at an evaluated bid price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. Demand notes are valued at amortized cost, which approximates fair value. These securities will generally be categorized in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

Derivative Instruments – Listed derivatives, including options, rights, and warrants that are actively traded are valued based on quoted prices from the exchange.  If there is no such reported sale on the valuation date, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. These securities will generally be categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

As a general matter, the fair value of the Fund’s interest in investment companies that are private funds (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s NAV as a practical expedient. Based on guidance provided by FASB, investment for which fair value is measured using the NAV practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Advisor, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board.  Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market.  Depending on the relative significance of the valuation inputs, these securities may be categorized in either Level 2 or Level 3 of the fair value hierarchy.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board.  As of March 31, 2020, the Advisor has determined that certain restricted securities held by the Fund are considered liquid.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

Additional information on each illiquid restricted security held by the Fund on March 31, 2020 is as follows:

	Initial				% of
	Acquisition				Net
Security	Date	Shares	Cost	Value	Assets
Partners Group Private Equity
(Master Fund) LLC – Class I	December 1, 2017	89,425	$500,000	$476,982	2.14%
LLR Equity Partners V, L.P.	March 14, 2018	740,000	$686,609	$686,475	3.09%
PIMCO Flexible Credit Income
Fund – Institutional Class	March 15, 2018	47,619	$500,000	$365,718	1.64%
Pioneer ILS Interval Fund	August 27, 2018	101,112	$1,000,000	$853,387	3.84%
LRVHealth, L.P.	July 16, 2019	100,000	$100,000	$87,118	0.39%

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

The following table summarizes the inputs used to value the Fund’s investments measured at fair value as of March 31, 2020:

	Practical
Categories	Expedient*		Level 1	Level 2	Level 3	Total
Common Stocks
Construction	$—		$163,858	$—	$—	$163,858
Finance & Insurance	—		690,200	—	—	690,200
Health Care	—		448,210	—	—	448,210
Information	—		2,582,471	—	—	2,582,471
Manufacturing	—		2,121,734	—	—	2,121,734
Mining, Quarrying
& Oil & Gas Extraction	—		1,041,613	—	—	1,041,613
Real Estate & Rental & Leasing	—		176,820	—	—	176,820
Retail Trade	—		1,410,838	—	—	1,410,838
Transportation & Warehousing	—		996,362	—	—	996,362
Utilities	—		292,320	—	—	292,320
Wholesale Trade	—		306,900	—	—	306,900
Total Common Stocks	—		10,231,326	—	—	10,231,326
Exchange Traded Funds	—		1,175,400	—	—	1,175,400
Closed-End Funds	—		1,219,105	—	—	1,219,105
Open-End Funds	—		1,213,734	—	—	1,213,734
Private Funds	1,250,575	^	—	—	—	1,250,575
REITs
Real Estate & Rental & Leasing	—		600,430	—	—	600,430
Total REITs	—		600,430	—	—	600,430
Royalty Trust
Construction	—		912,024	—	—	912,024
Total Royalty Trust	—		912,024	—	—	912,024
Corporate Bonds
Finance & Insurance	—		—	672,020	—	672,020
Information	—		—	201,454	—	201,454
Mining, Quarrying
& Oil & Gas Extraction	—		—	144,937	—	144,937
Retail Trade	—		—	326,617	—	326,617
Total Corporate Bonds	—		—	1,345,028	—	1,345,028
U.S. Government
& Agency Obligations	—		—	3,542,734	—	3,542,734
Short-Term Investment	—		760,763	—	—	760,763
Total Assets	$1,250,575		$16,112,782	$4,887,762	$—	$22,251,119

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts present in the schedule of investments.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 2 – Securities Valuation (continued)

	Withdrawals	Redemption	Investment	Investment	Lock Up
^Security	Permitted	Notice Period	Objective	Strategy	Period
Partners Group	Not	Not	Capital	Globally diversified portfolio	None
Private Equity	Applicable(1)	Applicable	Appreciation	of private equity investments
(Master Fund)
LLC – Class I

LLR Equity	No	Not	Capital	Diversified portfolio of	Not
Partners V, L.P.		Applicable	Appreciation	equity investments in	Applicable
lower middle market growth
companies primarily focused
on software and services

LRVHealth, L.P	No	Not	Capital	Non-diversified portfolio of	Not
		Applicable	Growth	insurance-linked securities	Applicable

(1)
Up to 5% of the Fund’s net asset value per quarter via tender offer.  The tender offer is subject to board approval and not a guarantee of future liquidity. A 2% early repurchase fee will be imposed for repurchases made within one year of investment.

LEVEL 3 RECONCILIATION DISCLOSURE

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value

Private Fund, at Fair Value
Balance as of October 1, 2019	$56,878
Purchases	25,000
Sales	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	5,240
Transfers in and/or out of Level 3	(87,118)
Balance as of March 31, 2020	$—

The Fund held no Level 3 investments as of March 31, 2020.

Note 3 – Derivative Instruments

The average monthly value outstanding of options written during the period ended March 31, 2020 for the Fund was $9,157.

The Fund did not hold any derivatives as of March 31, 2020.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 3 – Derivative Instruments (continued)

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations as of March 31, 2020:

Change in
Amount of Realized Gain (Loss)	Unrealized Appreciation (Depreciation)
on Derivatives Options Written	on Derivatives Options Written
$18,114	$—

Note 4 – Investment Transactions

Purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, for the Fund during the six month period ended March 31, 2020, were $5,036,973 and $2,877,873, respectively.

Purchases and sales/maturities of long-term U.S. government obligations for the Fund during the six month period ended March 31, 2020 were $0 and $941,689, respectively.

Note 5 – Principal Risks

The Fund in the normal course of business makes investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market (market risk), or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but they are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 5 – Principal Risks (continued)

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions.

Credit Risk. In connection with the Fund’s investments in fixed income securities, the value of the Fund may change in response to the credit ratings of the Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, the investment risk and price volatility increase a security’s credit rating declines. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Debt securities are also subject to prepayment risk when interest rates decrease. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security.

Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk. Equities, such as common stocks, or other equity related investments are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not meet the financial expectations of the Fund or other market participants. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 5 – Principal Risks (continued)

Exchange Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests, in addition to the Fund’s own fees and expenses.

Foreign Securities Risk. The Fund may invest in foreign securities and, if so, it will be subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments; accounting standards or governmental supervision that are not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity in foreign markets; and less protection.

High Yield Risk. The Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by the Advisor to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Private Equity Risk. The sale or transfer of private equity investments may be limited or prohibited by contract or law. Private equity securities are generally fair valued in good faith following procedures approved by the Board as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid.

Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities and

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 5 – Principal Risks (continued)

other restricted securities will have the effect of increasing the level of fund illiquidity to the extent that the Fund finds it difficult to sell these securities when the Advisor believe it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

Real Estate Investment Trust and Real Estate Risk. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Royalty Trust Risk. Royalty trusts are subject to cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts. Furthermore, royalty trusts do not guarantee minimum distributions or even return of capital.  If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.  The declaration of such distributions generally depends upon various factors, including operating performance and financial condition of the royalty trust and general economic conditions.

Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk. Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of larger companies. Additionally, the price of smaller companies may decline more in response to selling pressures.

Style Risk. The Advisor generally follows an investing style that favors value investments. The value investing style may, over time, go in and out of favor. At time when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in Fund returns.

Note 6 – Investment Advisory Fees and Transactions with Affiliate

The Company has an Investment Advisory Agreement with Concorde to act as the Fund’s investment advisor. The Advisor provides the Fund with investment management and advisory services consistent with the Fund’s investment objectives, policies and restrictions, supervises the purchase and sale of investment transactions and administers the business and administrative operations of the Fund. For such services, for the six months ended March 31, 2020, Concorde received an annual fee of 0.80% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $103,244 for the six months ended March 31, 2020, of which $15,694 was payable at March 31, 2020. Certain officers and directors of the Company are also officers, directors and/or employees of Concorde.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 7 – Service Organizations

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), provides the Fund with administrative, fund accounting, and transfer agent services. U.S. Bank, N.A., (“USB”) an affiliate of Fund Services, serves as the Fund’s custodian.  Fees incurred by the Fund to Fund Services and USB during the six months ended March 31, 2020, were $43,252 and $2,877, respectively, of which $16,041 and $881, respectively, were payable at March 31, 2020.

The Company has an administrative agreement with National Financial Services, LLC (NFS). The agreement provides for monthly payments by the Fund to NFS for providing certain shareholder services (sub-transfer agent fees). Sub-transfer agent fees incurred by the Fund to NFS for the six months ended March 31, 2020 were $15,309, of which $2,001 was payable at March 31, 2020.

Note 8 – Federal Tax Information

At September 30, 2019, the Fund’s most recent fiscal year end, the Fund’s investments and components of total distributable earnings on a tax basis were as follows:

Cost of Investments	$20,505,056
Gross tax unrealized appreciation	5,853,545
Gross tax unrealized depreciation	(1,092,596)
Net tax unrealized appreciation	$4,760,949
Undistributed ordinary income	210,501
Undistributed long-term gain	196,324
Total distributable earnings	$406,825
Net accumulated earnings	$5,167,774

The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the realization for tax purposes of the unrealized gains on an investment in a passive foreign investment company.

At September 30, 2019, the Fund’s most recent fiscal year end, the Fund had no tax basis capital loss carryovers to offset future capital gains.  The Fund did not utilize a capital loss carryover during the year ended September 30, 2019, the Fund’s most recent fiscal year end.  The Fund had no late year loss deferrals and no post-October loss.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 8 – Federal Tax Information (continued)

The tax character of distributions paid during the six months ended March 31, 2020 and year ended September 30, 2019 was as follows:

	Six Months Ended
	March 31, 2020
	(Unaudited)	September 30, 2019
Ordinary income(1)	$367,896	$94,085
Long-term capital gain	196,328	1,020,346
	$564,224	$1,114,431

(1)	Ordinary income includes short-term capital gains.

Note 9 – Subsequent Events

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2019 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal quarter on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the SEC’s website at http://www.sec.gov.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

FEDERAL TAX DISTRIBUTION INFORMATION

The Fund has designated 0% of the dividends declared from net investment income during the year ended September 30, 2019, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.  Additionally, for corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019 was 0%.

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the Fund does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 10/01/2019	Value – 3/31/2020	Six Months Ended 3/31/2020
Actual	$1,000.00	$ 876.60	$7.83
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.65	$8.42
______________
*
Expenses are equal to the Fund’s annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period ended March 31,2020).

INVESTMENT ADVISOR
Concorde Investment Management
8383 Preston Center Plaza
Suite 360
Dallas, Texas 75225

OFFICERS
Gary B. Wood, Ph.D.
President
Gregory B. Wood
Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy, P.E., Ph.D.
Harold E. Schneider
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
doing business as
  U.S. Bank Global Fund Services
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)

(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(a)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date    June 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date    June 3, 2020

By (Signature and Title)*    /s/Gregory B. Wood
Gregory B. Wood, Treasurer

Date    June 3, 2020

* Print the name and title of each signing officer under his or her signature.